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                                 AMENDMENT NO. 1
              TO THE CONSULTING AGREEMENT DATED AS OF JULY 1, 1995
               BETWEEN VARI-LITE HOLDINGS, INC. AND JOHN D. MAXSON

                              W I T N E S S E T H :

     WHEREAS, Vari-Lite Holdings, Inc. (the "Company") entered into a Consulting Agreement ("Agreement") with John D. Maxson (the "Consultant") effective as of July 1, 1995; and

     WHEREAS, the Company changed its name effective December 27, 1995 to Vari-Lite International, Inc.; and

     WHEREAS, the Company and the Consultant desire to amend the Agreement in certain respects retroactively so as to be effective as of July 1, 1995;

     NOW, THEREFORE, in consideration of the foregoing, the Agreement is hereby amended as follows:

     Section 3 is hereby amended by replacing subsection (c) with the following:

     (c) OTHER EMPLOYEE BENEFITS. Consultant and his dependents shall be entitled to continue coverage under the medical and dental plans maintained by the Company and its affiliates after the continuation coverage period provided under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), for as long as Consultant continues to serve on the Board of Directors of the Company or any of its affiliates. The Consultant and his dependents will be required to pay the premium charged by the medical and the dental plans to COBRA continuees for such continued coverage and shall be subject to the same requirements concerning the timing of premium payments as apply to COBRA continuees under the medical and dental plans. Except as expressly provided in this Agreement, Consultant shall not be entitled, based on his status as a consultant, to participate in or receive benefits under any other programs maintained by the Company for its employees, including, without limitation, life, vision, disability, pension, profit sharing, or other retirement plans or other fringe benefits.

     IN WITNESS WHEREOF the parties hereto have executed this Amendment No. 1 to the Agreement on this 11th day of August, 1997, but to be effective as of July 1, 1995.

                              COMPANY:

                              Vari-Lite International, Inc.

                              By:  /s/ H.R. Brutsche III
                                   ------------------------------------
                                   H. R. Brutsche III
                                   Chairman of the Board and President


                              CONSULTANT:

                              /s/ John D. Maxson
                              -----------------------------------------
                              John D. Maxson